SUBSCRIPTION AGREEMENT



     Agreement (this "Agreement"), made as of this 1st day of April, 1999, by and between EQUITY CAPITAL GROUP, INC., a Nevada corporation (the "Company") and ----------------------------------- ("Subscriber").

     In consideration of the mutual promises and covenants herein contained, the parties hereto (the "Parties") agree as follows:

     WHEREAS, the Company has entered into a "Stock Purchase Agreement" dated this date under which it authorized a 4:1 reverse split of the issued and outstanding shares of its common stock, $0.001 par value each ("Shares"); and, immediately thereafter, sold an aggregate of 8,293,000 Shares all of which are freely tradable pursuant to Rule 504 of the United States Securities Act of 1933 (the "Securities Act") to William E. Krebs and James J. Hutton as "Buyers' Attorneys in Fact" as representatives of Subscriber and other subscribers and not as principals in consideration of an aggregate purchase price of $200,000; and

     WHEREAS, this Agreement is one of a series of subscription agreements containing identical terms and conditions between the Company and the individual subscribers represented by the Buyers' Attorneys in Fact which, in the aggregate, represent the sale of 8,293,000 Shares pursuant to the Stock Purchase Agreement.

                                     ARTICLE 1

                                   SUBSCRIPTION

     1.01 Subscription. Subject to the terms and conditions hereof and to acceptance by the Company, Subscriber hereby irrevocably offers to purchase
----------- Shares for U.S. $0.02412 each, being a total of U.S. $-------------------.

     1.02 Acceptance of Subscription. The Company by its execution of this Agreement accepts the Subscriber's subscription in full. It is acknowledged by the Parties that the purchase price of the Shares has been paid in full to the Buyers' Attorneys in Fact.

     1.03 Lack of Registration of the Shares. The Shares have not been registered under the Securities Act or any applicable state securities laws and are issued pursuant to an exemption from registration under the Securities Act provided by Rule 504 thereto.
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                                   ARTICLE II

                          REPRESENTATIONS AND WARRANTIES

     2.01 Status of Subscriber. Subscriber, if an individual, is at least 18 years of age. If an association, each individual of the association is at least 18 years of age. If a trust, the trustee is at least 18 years of age.

     2.02 Access to Information. Because of Subscriber's pre-existing business or personal relationship with the Company or with the officers and directors of the Company, or by reason of the business or financial experience of Subscriber or his/her/its professional advisors who are unaffiliated with and who are not compensated by the Company, or any affiliate thereof. Subscriber has the capacity to protect his/her/its own interests in connection with the offer and sale of the Shares.

     Subscriber has had access to all material and relevant information necessary to enable Subscriber to make an informed investment decision. All data requested by Subscriber from the Company or its representatives concerning the business and financial condition of the Company and the terms and conditions of the offering have been furnished to Subscriber's satisfaction. Subscriber has had the opportunity to ask questions of and receive answers from the Company concerning the terms and conditions of this offering, and to obtain from the Company any additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy of the information received.

     2.03 Understanding of Investment Risks. Subscriber understands that there is a limited market for the Shares and no assurance that a substantial market will develop, and that realization of the objectives of the Company is subject to significant economic and business risks.

     2.04 Understanding of Nature of the Shares. Subscriber understands that the Shares have not been registered under the Securities Act and may be traded under the exemptions to registration provided by Rule 504 to the Securities Act.

     2.05 Investment Intent. Subscriber represents and warrants that:

     (a) Subscriber is acquiring the Shares for the Subscriber's own account and not for or on behalf of any other person;

     (b) Subscriber is acquiring the Shares for investment and not for distribution or with the intent to divide Subscriber's participating with others or of distributing the Shares;

     (c) neither Subscriber nor anyone acting on Subscriber's behalf has paid any commission or other remuneration to any person in connection with the purchase of the Shares; and

     (d) Subscriber will not sell the Shares without registration under the Securities Act or other applicable securities laws or regulations, or an exemption therefrom.

     2.06 Residence of Subscriber. The residence of Subscriber set forth below is the true and correct residence of Subscriber and he or she has no present intention of becoming a resident of domiciliary of any other state, country, or jurisdiction.

     2.07 Further Assurance. Subscriber will execute and deliver to the Company any do any other act or thing, which the Company may reasonably request in connecting with the acquisition of the Shares.

     2.08 Non-disclosure. Subscriber has not distributed any written materials furnished to Subscriber by the Company to anyone other than the Subscriber's professional advisors.

     2.09 Ability to Bear Economic Risk. Subscriber is able to bear the economic risk of an investment in the Shares and to maintain his investment in the Shares for an indefinite period of time and, further, could bear a total loss of the investment and not change his standard of living which existed at the time of such investment.

     2.10 For Partnership, Corporations, Trusts or Other Entities Only. If Subscriber is a partnership, corporation, trust, or other entity:

     (a) Subscriber has enclosed with this Agreement appropriate evidence of the authority of the individual executing this Agreement to act on its behalf (i.e. if a trust, a copy of the trust agreement; if a corporation, a certified corporate resolution authorizing the signature and a copy of the articles of incorporation; or if a partnership, a copy of the partnership agreement); and

     (b) Subscriber has the full power and authority to execute this Subscription Agreement on behalf of such entity and to make the representations and warranties made herein on its behalf and this investment in the Company has been affirmatively authorized by the governing board of such entity and is not prohibited by the governing documents of the entity.

     2.11 Subscribers in Canada. Residents of Canada, including corporations or entities whose principal place of business or place of organization is Canada, agree to concurrently herein sign and deliver to the Company a British Columbia Securities Commission Form 20A.


                                   ARTICLE III

                            RIGHTS OF RESCISSION

     3.01 Subscribers residing in Canada shall have the rights of rescission and action described in the Offering Memorandum issued by the Company with respect to its offering of the Shares, and the various rights of rescission and action granted by the securities laws of the Province in which they reside, and the provisions thereof are deemed to be included in this Agreement as though they were set out in full herein.

     3.02 All of the rights referred to in Clause 4.01 are in addition to, and not in derogation from the rights of the Subscriber pursuant to the common law.

                                   ARTICLE IV

                            MISCELLANEOUS PROVISIONS

     4.01 Captions and Headings. The Article and Section headings throughout this Agreement are for convenience of reference only and shall in no way be deemed to define, limit or add to any provision of this Agreement.

     4.02 Entire Agreement; Amendment. This Agreement states the entire agreement and understanding of the Parties and shall supersede all prior agreements and understandings. No amendment of the Agreement shall be made without the express written consent of the Parties.

     4.03 Severability. The invalidity of unenforceability of any particular provision of this Agreement shall not affect any other provision hereof, which shall be construed in all respects as if such invalid or unenforceable provision were omitted.

     4.04 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada for contracts made and to be performed within the State of Nevada.

     4.05 Notices. All notices, requests, demands, consents, and other communications hereunder shall be transmitted in writing and shall be deemed to have been duly given when hand-delivered or sent by certified mail, postage prepaid, with return receipt requested, addressed to the Parties as follows: to the Company, at 2100 West Orangewood Avenue, Suite 220, Orange, California 92868-1950; and to Subscriber, at the address indicated below. Any Party may change his/her/its address for purposes of this Agreement by giving written notice to the other as provided herein.


     IN WITNESS WHEREOF the Parties have executed this Agreement the day and year first above written.


                                     EQUITY CAPITAL GROUP, INC.


                                     Per:
                                           --------------------------
                                           Authorized Officer

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Subscriber's Signature




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Subscriber's Address

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